UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Princeton Capital Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PRINCETON CAPITAL CORPORATION
One Riverway, Suite 2020
Houston, Texas 77056
(713) 595-1460

July 17, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Princeton Capital Corporation to be held on Tuesday, August 11, 2015 at 9:30 a.m., Central Time, at One Riverway, Houston, Texas 77056. Only stockholders of record at the close of business on June 22, 2015 are entitled to the notice of, and to vote at, the Annual Meeting, including any postponement or adjournment thereof.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

It is important that you be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote is important.

We look forward to seeing you at the 2015 Annual Meeting.

Sincerely yours,

Alfred Jackson
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders to be Held on August 11, 2015.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2014 are available at the following cookies-free website that can be accessed anonymously: www.proxyvote.com.

PRINCETON CAPITAL CORPORATION
One Riverway, Suite 2020
Houston, Texas 77056
(713) 595-1460

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD August 11, 2015

To the Stockholders of Princeton Capital Corporation:

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Princeton Capital Corporation, a Maryland corporation (the “Company”), will be held at One Riverway, Houston, Texas 77056 on Tuesday, August 11, 2015, at 9:30 a.m., Central Time, to consider and vote on the following proposals:

1.       The election of two (2) directors of the Company, who will each serve for three (3) years or until his successor is elected and qualified;

2.       To approve amendments to the Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of the Company’s common stock to combine a number of shares of the Company’s common stock, in the range between and including 10 shares and 25 shares, into one share of common stock with the final reverse stock split ratio to be as may be selected by the Company’s Board of Directors (the “Board”), and the reverse stock split to be effected within twelve (12) months following the date of the Annual Meeting, as more fully described in the accompanying proxy statement;

3.       To ratify the selection of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

4.       To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

5.       To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

The enclosed proxy statement is also available at www.princetoncapitalcorp.com (under the “Investor Relations” section). This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”). Stockholders may request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (713) 595-1460.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on June 22, 2015. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered stockholder, you may also authorize your proxy by telephone or over the Internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board,

Gregory J Cannella
Chief Financial Officer,
Secretary and Treasurer
Houston, Texas
July 17, 2015

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also authorize your proxy by telephone or over the Internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

TABLE OF CONTENTS

Page
GENERAL	1
ANNUAL MEETING INFORMATION	2
VOTING INFORMATION	3
INFORMATION REGARDING THIS SOLICITATION	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL 1: ELECTION OF DIRECTORS	8
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17
PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK	18
PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
PRINCIPAL ACCOUNTANT FEES AND SERVICES	24
AUDIT COMMITTEE REPORT	26
PROPOSAL 4: ADJOURNMENT OF THE ANNUAL MEETING	27
OTHER BUSINESS	28
SUBMISSION OF STOCKHOLDER PROPOSALS	28
PRIVACY PRINCIPLES	28

i

PRINCETON CAPITAL CORPORATION
One Riverway, Suite 2020
Houston, Texas 77050
(713) 595-1460
PROXY STATEMENT
2015 ANNUAL MEETING OF STOCKHOLDERS
GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Princeton Capital Corporation a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, August 11, 2015, at 9:30 a.m. Central Time at One Riverway, Houston, Texas 77056 and at any postponements or adjournments thereof. This proxy statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “Annual Report”) are first being sent to stockholders on or about July 17, 2015.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. This proxy statement is also available via the Internet at www.princetoncapitalcorp.com (under the “Investor Relations” section). The website also includes electronic copies of the form of proxy and the Annual Report. If your shares are registered in the name of a bank, brokerage firm or other nominee, you may be eligible to provide voting instructions to your bank, broker or other nominee to attend the meeting via the Internet or by telephone. This program provides eligible stockholders who receive a copy of the Company’s Annual Report on Form 10-K and proxy statement, either by paper or electronically, the opportunity to vote via the Internet or by telephone. If your voting form does not reference Internet or telephone voting information, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.

ANNUAL MEETING INFORMATION

Date and Location

We will hold the Annual Meeting on Tuesday, August 11, 2015, at 9:30 a.m. Central Time at One Riverway, Houston, Texas 77056.

Admission

Only record or beneficial owners of the Company’s common stock as of the close of business on June 22, 2015 or their proxies may attend the Annual Meeting. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.       To elect two directors of the Company, who will each serve for three years or until his successor is elected and qualified;

2.       To approve amendments to the Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of our common stock to combine a number of shares of our common stock, in the range between and including 10 shares and 25 shares, into one share of common stock with the final reverse stock split ratio to be as may be selected by the Board, and such reverse stock split to be effected within twelve (12) months following the date of the Annual Meeting;

3.       To ratify the selection of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

4.       To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

5.  To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

VOTING INFORMATION

Record Date and Quorum Required

The record date of the Annual Meeting is the close of business on June 22, 2015 (the “Record Date”). You may cast one vote for each share of our common stock that you own of record as of the Record Date.

A quorum of stockholders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares held in “street name” by a bank, broker or other nominee, and for which the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares on certain proposals (“Broker Non-Votes”) will be treated as shares present for quorum purposes. On the Record Date, there were 120,486,061 shares of our common stock outstanding and entitled to vote. Thus, 60,363,517 shares of our common stock must be present at the Annual Meeting in person or by proxy to have a quorum.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock in “street name” through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or nominee in order to provide voting instructions to your broker, bank or nominee. If you hold shares of our common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the meeting. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will be permitted to vote in its discretion on Proposal 3, to ratify the selection of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, but will not be permitted to vote your shares on any other proposal considered at the Annual Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of our common stock, you may authorize a proxy to vote on your behalf by mail, as described on the enclosed proxy card. If you are a stockholder of record, you may also authorize a proxy and provide voting instructions via telephone or Internet by following the instructions on the proxy card. Authorizing a proxy will not limit your right to vote in person at the Annual Meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, Gregory J. Cannella, at One Riverway, Suite 2020, Houston, Texas 77056; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the Annual Meeting; or (3) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Absentions and Broker Non-Votes
Proposal 1 — To elect two directors of the Company nominated by the Company’s Board and named in this proxy statement who will serve for three years or until his successor is elected and qualified.	Affirmative vote of the holders of a plurality of the votes cast in the election of directors at the Annual Meeting.	No	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on the outcome of the election of directors.

Proposal 2 — To approve amendments to the Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of our common stock to combine a number of shares of our common stock, in the range between and including 10 shares and 25 shares, into one share of common stock with the final reverse stock split ratio to be as may be selected by the Board, and such reverse stock split to be effected within twelve (12) months following the date of the Annual Meeting.

	Affirmative vote of the majority of the votes entitled to be cast by the holders of common stock.	No	Abstentions and broker non-votes, if any, will have the same effect of a vote against this proposal.

Proposal 3 — To ratify the selection of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	Affirmative vote of a majority of the votes cast at the Annual Meeting.	Yes	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on this proposal.

Proposal 4 — To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.	No	Abstentions and broker non-votes, if any, are not votes cast and, as a result, will have no effect on this proposal.

Ownership by Capital Point Partners, LP and Capital Point Partners II, LP

Capital Point Partners, LP (“CPP”) and Capital Point Partners II, LP (“CPPII”) beneficially own 104,562,000 and 10,922,327 shares of the Company’s common stock, respectively, representing approximately 96% of the Company’s outstanding common stock and voting power. We entered into an agreement with CPP and CPPII concerning their obligations pursuant to Section 12(d)(1)(e) of the Investment Company Act of 1940, as amended. Under this Agreement, CPP and CPPII will vote the shares of the Company’s common stock they own in the same proportion ”for” and “against” each proposal as all of our other stockholders vote their shares of the Company’s common stock on each of the matters to be voted on by stockholders at the Annual Meeting.

INFORMATION REGARDING THIS SOLICITATION

Our Board is making this solicitation and the Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies form, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing. In addition, we will indemnify them against any losses arising out of that firm’s proxy soliciting services on our behalf.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Princeton Investment Advisors, LLC (“Princeton Advisors”), the Company’s investment adviser. Princeton Advisors and PCC Administrator, LLC (the “Administrator”), the Company’s administrator, are both located at One Riverway, Suite 2020, Houston, Texas 77056. No additional compensation will be paid to directors, officers or regular employees of the Company or Princeton Advisors for such services.

Stockholders may also authorize a proxy and provide their voting instructions by telephone and through the Internet. This option requires stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders authorizing a proxy via the Internet will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend the Annual Meeting in person.

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Gregory J. Cannella, Secretary, Princeton Capital Corporation, One Riverway, Suite 2020, Houston, Texas 77056, or by calling (713) 595-1460.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 22, 2015, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of the Company’s common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of June 22, 2015 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 120,486,061 shares of the Company’s common stock outstanding as of June 22, 2015.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Princeton Capital Corporation, One Riverway, Suite 2020, Houston, Texas 77056.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class
Interested Directors
Alfred Jackson	115,484,327	(2)	96%
Munish Sood	0		*

Independent Directors
Thomas Jones, Jr.	0		*
Trennis L. Jones	0		*
Martin Tuchman	0		*

Executive Officers
Gregory J. Cannella	0		*
Joy Sheehan	0		*

Executive officers and directors as a group	115,484,327		96%
5% Holders
Capital Point Partners, LP (3)	104,562,000		86.8%
Capital Point Partners II, LP(3)	10,922,327		9.07%

____________

*         Less than 1%

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

(2)      Mr. Jackson, by virtue of (i) his position as manager of Capital Point Advisors, LLC, a Delaware limited liability company, the investment adviser to and (ii) control of the general partners of each of CPP, and CPPII, may be deemed to beneficially own (i) 104,562,000 shares of our common stock held by CPP, and (ii) 10,922,327 shares of our common stock held by CPPII. Mr. Jackson disclaims beneficial ownership of any shares directly held by these entities, except to the extent of his pecuniary interest therein. The address for all of these entities is One Riverway, Suite 2020, Houston, Texas 77056.

(3)      This information is based on information included in the Schedule 13D filed with the SEC.

The following table sets forth as of June 22, 2015, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director:
Alfred Jackson	over $100,000
Munish Sood	0

Independent Directors:
Thomas Jones, Jr.	0
Trennis L. Jones	0
Martin Tuchman	0

Executive Officers:
Gregory J. Cannella	0
Joy Sheehan	0

____________

(1)      The dollar range of the equity securities beneficially owned is based on the closing price per share of the Company’s common stock of $1.05 on June 23, 2015 on the OTCQB.

(2)      The dollar ranges of equity securities beneficially owned are: none; $1–$10,000; $10,001–$50,000; $50,001–$100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to our charter and bylaws, the number of directors on our Board is currently fixed at five directors and is divided into three classes. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

Alfred Jackson and Martin Tuchman have each been nominated for re-election for a three year term expiring in 2018. Each of Messrs. Jackson and Tuchman has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. None of Messrs. Jackson or Tuchman are being nominated to serve as a director pursuant to any agreement or understanding between him and the Company.

A stockholder can vote for or withhold his or her vote for each of the nominees. In the absence of instructions to the contrary, the persons named as proxies will vote such proxy FOR the election of the nominees named in this proxy statement. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information about the Nominees and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board represent a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominees, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominees and the directors listed below is One Riverway, Suite 2020, Houston, Texas 77056.

Nominees for Directors

Mr. Jackson is an “interested person” of the Company as defined in the 1940 Act due to his controlling interest in Princeton Investment Advisors. Mr. Tuchman is not an “interested person” of the Company as defined in the 1940 Act.

Nominees for Class I Directors — Term Expiring 2018

Interested Director

Alfred Jackson, 58, serves as the Chairman of our Board. Mr. Jackson is also a partner of Princeton Advisors and is responsible for sourcing investment opportunities, investor relations, capital raising and overall firm strategy. Prior to founding Capital Point, Mr. Jackson had over 22 years of investment experience with institutional asset management firms. Mr. Jackson is the founder of the Inroads Group Ltd., an investment firm that includes several asset classes and is the majority owner of the CPP group. He also spent 17 years as a principal with Davis Hamilton Jackson and Associates (“DHJA”), an institutional asset management firm with $4 billion under management, investing in public debt and equity securities. Prior to DHJA, Mr. Jackson was Vice President of the Institutional Fixed Income Division of Capital Municipal Securities. Mr. Jackson is a past or current Board of Directors Member of the University of Texas Exes Investment Committee, Houston Children’s Museum, and is currently President of the Bakari Scholarship Fund. He is also a former Board of Directors Member of the University of Texas Health Science Center and a Trustee of the Houston Municipal Pension System. Mr. Jackson received his B.A. from The University of Texas at Austin.

Qualifications: Mr. Jackson brings to the Board extensive executive leadership skills and expertise derived from a lengthy career in investment management. He also brings extensive board experience and significant transactional experience. Additionally, Mr. Jackson’s history with our portfolio and familiarity with our investment platform, and extensive knowledge of the financial services industry, and the investment valuation process in particular, qualify him to serve on our Board.

Independent Director

Martin Tuchman, 73, is Chief Executive Officer of the Tuchman Group, which overseas holdings in real estate, banking and international shipping, and has headed Kingstone Capital V, a private investment group, since 2007. Mr. Tuchman is a director of Fortress Transportation and Infrastructure Investors, LLC (NYSE: FTAI). From November 2011 to the present, Mr. Tuchman has served on the Board of Directors for Horizon Lines, Inc. From March 2011 until April 2013, Mr. Tuchman served on the Board of Directors for Sea Cube Container Leasing Ltd. Since December 2008, Mr. Tuchman has served as the Vice Chairman of the First Choice Bank in Larenceville, N.J. In 1968, after helping develop the current standard for intermodal containers and chassis in connection with the American National Standards Institute, Mr. Tuchman co-founded Interpool, Inc., a leading container leasing business, which was sold to funds affiliated with Fortress Investment Group LLC, in 2007. In 1987, Mr. Tuchman formed Trac Lease, a chassis leasing company which was subsequently merged into Interpool, Inc. Mr. Tuchman holds a Bachelor of Science degree in Mechanical Engineering from the New Jersey Institute of Technology and an M.B.A. from Seton Hall University.

Qualifications: Mr. Tuchman brings to the Board extensive executive experience derived from a lengthy career as a business owner and chief executive officer. He also brings a strong understanding of the issues organizations face in executing a growth strategy. Additionally, Mr. Tuchman’s expertise in the financial services industry and capital markets, as well as his experiences serving on the Board of Directors of other financial services companies, provides our board with the valuable insight of an experienced financial manager. Mr. Tuchman services on the audit committee, the nominating and corporate governance committee and the valuation committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Current Directors

Mr. Sood is an “interested person” of the Company as defined in the 1940 Act due to his position as chief executive office of the Company and his interest in Princeton Investment Advisors. Messers. Jones are not “interested persons” of the Company as defined in the 1940 Act.

Class II Directors — Term Expiring 2016

Interested Director

Munish Sood, CFA 42, serves as our Chief Executive Officer. He is also a partner of Princeton Advisors, our investment adviser, and is responsible for sourcing, analyzing, structuring, and closing new investment opportunities as well as managing portfolio investment. Mr. Sood is founder and Chief Investment Officer of Princeton Advisory Group, Inc. (“Princeton”), which was founded in 2002 to provide investment management services to Institutional and Family Office clients across multiple credit investment strategies. Mr. Sood is the Senior Portfolio Manager for Princeton’s hedge funds and is the chairman of Princeton’s Investment committee overseeing all investment strategies and products. Princeton currently manages in excess of $1 billion USD. Prior to forming Princeton Advisory Group, Inc., Mr. Sood co-founded BoTree Investments, LLC, in 2001 where he was the Chief Investment Officer. Mr. Sood was responsible for managing and investing in structured product and overseeing all investment activity in Botree Asset Management, LLC. Prior to Botree, Mr. Sood was the Senior Portfolio Manager at Global Value Investors,

Inc. from January 1999 to April 2001. Prior to Global Investors, Inc., Mr. Sood was a Senior Analyst/Trader at Penn Capital Management, Inc. From 1996 to 1998 he was an associate at Bankers Trust focusing on fixed income arbitrage. Mr. Sood received a Bachelor of Science in Finance & Accounting from Rider university. He holds a Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Sood is a founder of First Choice Bank in Lawrenceville, NJ and has served as Chairman of the Board since 2007.

Independent Director

Trennis L. Jones, 63, has over 16 years of executive experience, including 8 years in key positions at companies in the financial services industry. From February 1999 to January 2002, Mr. Jones was a principal with Barclays Global Investors. From February 2002 to February 2007 he was with VALIC, formerly AIG Valic, where he was Senior Vice President/National Managing Director for the Higher Education of VALIC. Since March 2007 Mr. Jones has been Chief Administrative Officer and Chief Compliance Officer of Seton Family of Hospitals where he is responsible for risk management and corporate compliance amongst other areas. Mr. Jones was also on the Seton Board of Trustees from August 1998 until assuming his current position. Mr. Jones holds a B.S. in Government from Lamar University and a Masters in Business Administration from the University of Texas.

Class III Director — Term Expiring 2020

Independent Director

Thomas Jones Jr., 59, is a founder of and partner in McConnell Jones Lanier & Murphy LLP (“MJLM”), an accounting and consulting firm based in Houston, Texas, where he supervises a staff of approximately 200 professional and administrative support personnel. Mr. Jones has over 35 years of experience in accounting, tax, treasury management, banking, and investment management services. He is also the sole manager of each of TKNET, LLC and Huntjon LLC, two real estate development companies. Mr. Jones serves on the board of directors of Spirit of Texas Bank, where he is a member of the senior loan committee and the compensation committee and serves as chairman of the bank’s audit committee. He was a founding board member of Royal Oaks Bank where he also serves on the senior loan committee and chairman of its audit committee. Prior to founding MJLM, Mr. Jones served as manager of the treasury management division of Chase Bank of Texas where he developed and marketed treasury and risk strategies and products to Fortune 500 and mid-sized companies. Mr. Jones holds both a Series 24 and Series 7 securities license through Homer Townsend and Kent, Inc., a registered investment advisory firm and broker/dealer and wholly-owned subsidiary of Penn Mutual Insurance Company. He is a past president of Dominion Community Development Corporation and a current board member of Florida A&M University Foundation, Inc. and the Greater Houston Convention and Visitors Bureau. Mr. Jones received his B.S. in Accounting from Florida A&M University.

Information about Directors and Executive Officers

Board of Directors

Pursuant to our charter, our directors are divided into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring at each annual meeting of our stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

The Board considered whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors will also consider whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

In connection with our acquisition of the debt and equity investments and certain other assets of CPP and CPPII we reincorporated from Florida to Maryland and each of our directors as of March 12, 2015 resigned. Each of Alfred Jackson, Thomas Jones, Jr., Trennis L. Jones, Munish Sood and Martin Tuchman were elected to the Board by stockholders at a special meeting on March 6, 2015 for terms commencing upon March 13, 2015, the date of closing of the acquisition of the debt and equity investments from CPP and CPPII. Information regarding Messrs. Jackson and Tuchman, each of whom are being nominated for election as directors of the Company by the stockholders at the Annual Meeting, as well as information about our current directors whose terms of office will continue after the Annual Meeting is as follows:

Name	Age	Position	Director Since	Class	Term Expires
Interested Directors
Alfred Jackson	58	Chairman	2015	I	2015
Munish Sood	41	Chief Executive Officer and President	2015	II	2016

Independent Directors
Thomas Jones, Jr.	59	Director	2015	III	2017
Trennis L. Jones	63	Director	2015	II	2016
Martin Tuchman	73	Director	2015	I	2015

The address for each of our directors is c/o Princeton Capital Corporation, One Riverway, Suite 2020, Houston, Texas 77056.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Gregory J. Cannella	40	Chief Financial Officer, Treasurer and Secretary
Joy Sheehan	48	Chief Compliance Officer

The address for each of our executive officers is c/o Princeton Capital Corporation, One Riverway, Suite 2020, Houston, Texas 77056.

Gregory J. Cannella, 40, serves as our Chief Financial Officer, Treasurer and Secretary. Mr. Cannella is responsible for financial reporting, investor communications, financial modeling and due diligence and analysis of acquisitions and dispositions. Prior to working at Capital Point Partners, Mr. Cannella was an Asset Manager at First Commonwealth Holdings Corp., a wealth management firm in Houston, Texas where he was responsible for managing various commercial and multi-family residential real estate investment funds as well as oversight of all accounting functions and reporting for the funds. Mr. Cannella received a B.B.A. in Management from Stephen F. Austin State University and an M.B.A. with honors in Accounting and Finance from the University of Houston. He is a Certified Public Accountant in the State of Texas.

Joy Sheehan, 48, serves as our Chief Compliance Officer. Ms. Sheehan is also Vice President and Chief Compliance Officer at Princeton. As the firm’s Chief Compliance Officer, she heads the compliance and legal function across the firm’s hedge fund, structured product and credit business. Ms. Sheehan’s responsibilities also include oversight of the Operations department. Prior to joining Princeton in August 2003, Ms. Sheehan was a senior associate at Penn Capital Management, an investment advisory firm that managed CBOs and high yield bonds. With over twenty years’ experience in the investment industry, Ms. Sheehan holds the Investment Adviser Certified Compliance Professional designation and has worked within the back office, mid and front office as well as compliance and client service departments.

Board of Directors and Its Leadership Structure

Our business and affairs are managed under the direction of our Board. The Board consists of five directors, three of whom are not “interested persons” of the Company, or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by Princeton Advisors as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Princeton Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Board has established an audit committee, a nominating and corporate governance committee, and a valuation committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Jackson serves as Chairman of the Board and a member of Princeton Advisors’ investment committee and Mr. Sood is a member of Princeton Advisors’ investment committee and a member of our Board. Messrs. Jackson and Sood are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Jackson’s familiarity with our investment platform and investment portfolio, and his extensive knowledge of and experience in the financial services industry and investment valuation processes qualify him to serve as the Chairman of our Board.

The Board does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures. The Chairman of the audit committee or his designee will preside over the executive sessions of our independent directors.

The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Board believes that the relationship of Messrs. Jackson and Sood with Princeton Investment Advisors provides an effective bridge between the Board and management, and encourages an open dialogue between management and our Board, ensuring that these groups act with a common purpose. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, Princeton Investment Advisors and the Board.

Board Meetings

Our Board met five times during 2014. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. All of the Board members attended, in person or via teleconference, the Company’s 2014 Annual Meeting of Stockholders.

Audit Committee

The members of the audit committee are Messrs. Jones, Jones and Tuchman, each of whom meets the independence standards established by the SEC and the NASDAQ (the “NASDAQ”) for audit committees and is independent for purposes of the 1940 Act. Mr. Thomas Jones serves as chairman of the audit committee. Our Board has determined that Mr. Thomas Jones is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Board has adopted a charter of the audit committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website at www.princetoncapitalcorp.com. The audit committee met twice during 2014.

The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and audit committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Jones, Jones and Tuchman, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. Mr. Trennis L. Jones serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Board has adopted a charter of the nominating and corporate governance committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website at www.princetoncapitalcorp.com. The nominating and corporate governance committee met twice during 2014.

The nominating and corporate governance committee will consider nominees to the Board recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the Board and whether the board maintains satisfactory policies regarding membership selection.

Valuation Committee

The members of the valuation committee are Messrs. Jones, Jones and Tuchman. Mr. Tuchman serves as chairman of the valuation committee. The valuation committee is responsible for establishing guidelines and making recommendations to the Board on matters relating to the valuation of our investments. The valuation committee was established in 2015 and did not meet in 2014.

Compensation Committee

We do not have a compensation committee or a committee performing similar functions because our executive officers do not receive any compensation from the Company. All decisions concerning compensation of Princeton Advisors are made by the Board.

Compensation of Directors

For the year ended December 31, 2014, no compensation was paid to our independent directors. No compensation is paid to directors who are “interested persons” for their service as directors.

During 2015, the independent directors will receive an annual fee of $30,000. They will also receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. They will also receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee, the valuation committee and the nominating and corporate governance will committee receive an annual fee of $3,500, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Corporate Governance

Corporate Governance Documents

Our Corporate Governance Procedures, Code of Ethics and Business Conduct, Code of Ethics and Board committee charters are available at www.princetoncapitalcorp.com at the and are also available to any stockholder who requests them by writing to our Secretary, Gregory J. Cannella, at Princeton Capital Corporation, One Riverway, Suite 2020, Houston, Texas 77056.

Director Independence

In accordance with rules of the NASDAQ, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s nominating and corporate governance committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Jackson and Sood, who are interested persons of the Company due to their positions as officers of the Company and/or officers of Princeton Advisors, our external investment adviser.

Annual Evaluation

Our directors will perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation will include an annual questionnaire and Board and Board committee discussion.

Communication with the Board

We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact our Secretary, Gregory J. Cannella, at (713) 595-1460. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Princeton Capital Corporation, One Riverway, Suite 2020, Houston, Texas 77056, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our audit committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website under the “Corporate Governance” link under the “Princeton Capital Corporation” link at www.princetoncapitalcorp.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the audit committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation of Executive Officers

None of our officers received direct compensation from the Company. However, each of Messrs. Jackson and Sood, through his financial interest in Princeton Advisors, will be entitled to a portion of any investment advisory fees paid by the Company to Princeton Advisors under the Investment Advisor Agreement between the Company and Princeton Advisors (the “Advisory Agreement”). Our other executive officers will be paid by our Administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to the Company under the Administration Agreement. To the extent that our Administrator outsources any of its functions, we will reimburse our Administrator for the fees associated with such functions without profit or benefit to our Administrator.

The Advisory Agreement was initially approved by the Shareholders of Regal One Corporation on March 6, 2013 and the Board on March 13, 2015. Unless earlier terminated, the Advisory Agreement will remain in effect for a period of two years from the date it was executed, which was March 13, 2015, and will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in each case, approval by a majority of our directors who are not parities to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the director who is a party of the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Transactions

We have entered into the Advisory Agreement with Princeton Advisors. Mr. Jackson, chairman of our Board, has a controlling interest in Princeton Advisors and Mr. Sood, our Chief Executive Officer and President, is a member of our Board, and also has an interest in Princeton Advisors.

We have entered into a license agreement with Princeton Advisors, pursuant to which Princeton Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Princeton.”

Board Consideration of the Investment Advisory Agreement

At an in-person meeting of our Board held on March 13, 2015, our Board unanimously voted to approve the Advisory Agreement between the Company and Princeton Advisors. In its consideration of the approval of the Advisory Agreement, the Board focused on information it had received relating to, among other things:

•         the nature, quality and extent of the advisory and other services to be provided to us by Princeton Advisors.

•         comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

•         our historical and projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•         any existing and potential sources of indirect income to Princeton Advisors or the Administrator from their relationships with us and the profitability of those relationships, including through the Advisory Agreement and the Administration Agreement;

•         information about the services to be performed and the personnel performing such services under the Advisory Agreement;

•         the organizational capability and financial condition of Princeton Advisors and its affiliates; and

•         the possibility of obtaining similar services from other third party providers or through an internally managed structure.

Based on the information reviewed and the discussions, the Board, including a majority of the non-interested directors, concluded that fees payable to Princeton Advisors pursuant to the Advisory Agreement were reasonable in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year ended December 31, 2014 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied except for Messrs. Stephen E. Boynton, James Olchefski and Robert M. Terry, who were elected to the Board at the annual stockholder’s meeting on December 19, 2014, each of which failed to file a Form 3 on a timely basis.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

The Board has adopted a resolution setting forth proposed amendments to the Company’s charter to implement a reverse stock split of the issued and outstanding shares of the Company’s common stock by combining a number of shares of the Company’s common stock, in the range between and including ten shares and 25 shares, into one share of common stock (collectively, the “Reverse Stock Split Amendment”). The Board has declared the Reverse Stock Split Amendment to be advisable and directed that a proposal to approve the Reverse Stock Split Amendment be submitted to the Company’s stockholders for approval at the Annual Meeting (the “Reverse Stock Split Proposal”). The Board will select the exact ratio (within the range between and including one-for-ten and one-for-25) at which the reverse stock split will be implemented and will direct the Company to file Articles of Amendment to effect the charter amendment that implements the reverse stock split at the ratio selected by the Board of Directors within 12 months following the date of the Annual Meeting.

The Reverse Stock Split Proposal

The form of the proposed Reverse Stock Split Amendment is attached to this Proxy Statement as Appendix A. If the Reverse Stock Split Proposal is approved, the Board will have the power to determine whether and when to implement the Reverse Stock Split Amendment at any time following stockholder approval at the Annual Meeting up to August 10, 2016, which is twelve months following the date of the Annual Meeting. If and when a reverse stock split is implemented the Board will select the exact number of shares of common stock, ranging from 10 shares to 25 shares, that will be combined into one share of common stock (the “Reverse Stock Split”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Board of Directors will determine, prior to the filing of Articles of Amendment to effect the Reverse Stock Split Amendment with the Maryland State Department of Assessments and Taxation, whether a Reverse Stock Split at the selected ratio is in the best interest of the Company. The Board will consider, among other things, the market price and liquidity of the common stock prior to implementing the Reverse Stock Split.

No fractional shares of common stock will be issued in connection with any Reverse Stock Split. A stockholder who would otherwise have been entitled to a fractional share of common stock will be entitled to receive a cash payment (without interest) in lieu of such fractional share in an amount determined by multiplying (i) the fractional share interest to which such shareholder would otherwise be entitled by (ii) the last reported sale price, or the closing price, of the Company’s common stock on the OTCQB (or any other primary exchange or system on which the Company’s common stock is then listed or traded) on the day immediately preceding the effective date of the Reverse Stock Split.

Reasons for the Proposal

The Board is submitting the Reverse Stock Split Proposal to the stockholders for approval with the primary intent of increasing the trading price of the common stock. If approved by the stockholders and implemented by the Board, the Reverse Stock Split is anticipated to enhance liquidity. Accordingly, we believe that providing the Board with the ability to effect the Reverse Stock Split is in the Company’s and the stockholders’ best interests.

The closing price of the common stock on June 23, 2015 was $1.05 per share. We believe that the Reverse Stock Split, if implemented, will make the common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of the common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that, if approved and implemented by the Board, a Reverse Stock Split will make the common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of the common stock.

Reducing the number of outstanding shares of the common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of the common stock. However, other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business may adversely affect the market price of the common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will result in the intended benefits described above, that the market price of the common stock will increase following the Reverse Stock Split or that the market price of the common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of the common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of the common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

If the stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, the Board will have authority to implement the Reverse Stock split until the close of business on August 10, 2016, which is twelve months following the date of the Annual Meeting. Following such date, the Board will cease to have authority to implement the Reverse Stock Split in connection with such approval.

Board Discretion to Implement the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by the stockholders, the Reverse Stock Split will be implemented within the twelve months following the date of the Annual Meeting, if at all, only upon a determination by the Board that a reverse stock split, at the ratio selected by the Board within the range of 1-for-10 to 1-for-25 shares of common stock, is in the best interests of the Company. The Board’s determination as to whether such a split will be implemented and, if so, the effective time and the ratio of such reverse stock split, will be based upon several factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock. If the Board determines to implement the Reverse Stock Split, the Board will consider various factors in selecting the ratio, including the overall market conditions at the time and the recent trading history of the common stock.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

In connection with the Reverse Stock Split, a number of issued and outstanding shares of common stock selected by the Board between 10 and 25 shares will be combined into one share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced. The table below illustrates the effect of the Reverse Stock Split on the total number of shares of common stock, within the approved range of 1-for-10 to 1-for-25 shares of common stock, expected to be outstanding after the completion of the Reverse Stock Split. As of the date hereof, there are 120,486,061 shares of common stock outstanding.

Reverse Stock Split Ratio	Common Stock Following the Reverse Stock Split
1-for-10	12,048,606
1-for-15	8,032,405
1-for-20	6,024,304
1-for-25	4,819,442

If implemented, the Reverse Stock Split will affect all holders of common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company. Following the Reverse Stock Split, each share of common stock will continue to have one vote per share and the Reverse Stock Split will not affect any stockholder’s proportionate voting power.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the Reverse Stock Split is implemented, after the effective time of such reverse split, the common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify the equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The common stock will continue to be listed on the OTCQB under the symbol “PIAC”.

Beneficial Holders of Common Stock (i.e., stockholders who hold shares in street name)

If the Reverse Stock Split is implemented, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. Stockholders who hold shares of common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Issuance of New Book-Entry Shares; Exchange of Certificates

If the stockholders approve the Reverse Stock Split Proposal and the Board determines that it is in the best interests of the Company to effect the reverse stock split, the Company will communicate to the stockholders and the public, prior to effectiveness of the Reverse Stock Split, additional details regarding the reverse stock split, including the specific reverse split ratio selected by the Board, information regarding the issuance of new book-entry shares, information regarding the exchange of old stock certificates representing pre-split shares for new stock certificates representing post-split shares and information regarding the sale of fractional share interests by the Company’s transfer agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO BY THE COMPANY OR THE COMPANY’S TRANSFER AGENT.

Fractional Shares

No fractional shares of common stock will be issued in connection with any Reverse Stock Split. A stockholder who would otherwise have been entitled to a fractional share of common stock will be entitled to receive a cash payment (without interest) in lieu of such fractional share in an amount determined by multiplying (i) the fractional share interest to which such shareholder would otherwise be entitled by (ii) the last reported sale price, or the closing price, of the Company’s common stock on the OTCQB (or any other primary exchange or system on which the Company’s common stock is then listed or traded) on the day immediately preceding the effective date of the Reverse Stock Split.

Total Authorizations Not Affected

The number of shares of common stock authorized under the Company’s charter, which is currently 250,000,000, will not be reduced or otherwise changed by the Reverse Stock Split. The number of shares of common stock that will be authorized but unissued provides the Company with the ability to support its capital needs and future anticipated growth and provides the Company the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings, acquisitions and other corporate purposes.

Accounting Matters

As required by Maryland law, the stated capital attributable to common stock on the Company’s balance sheet will not be directly affected by the Reverse Stock Split and, as a result of the Reverse Stock Split, the par value of the shares of the Company’s common stock issued and outstanding immediately after the Reverse Stock Split will be increased by the same proportion as the number of issued and outstanding shares of the Company’s common stock is decreased in the Reverse Stock Split. However, as permitted by the Maryland General Corporation Law and the Company’s charter, the Board has approved an amendment to the Company’s charter to decrease the par value of the shares of the Company’s common stock issued and outstanding immediately after the Reverse Stock Split to $0.001 per share. The Company will cause this charter amendment to become effective immediately after the Reverse Stock Split becomes effective. As a result of this subsequent charter amendment, the stated capital attributable to common stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of issued and outstanding shares of common stock following the reverse stock split, if implemented, is not intended to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Certain Material Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of the common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of the common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address all of the tax consequences that may be relevant to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold the common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold the common stock as a “capital asset” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of the common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold the common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Recapitalization Treatment

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss will be recognized by a U.S. holder upon the Reverse Stock Split, except to the extent that cash received for fractional shares is more or less than the tax basis allocated to those fractional shares. Accordingly, the aggregate tax basis in the common stock received under the terms of the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered, and the holding period for the common stock received should include the holding period for the common stock surrendered.

No Appraisal Rights

Under Maryland law and the Articles of Incorporation, holders of the common stock will not be entitled to appraisal rights with respect to the Reverse Stock Split.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the board of directors have selected Crowe Horwath, LLP (“Crowe Horwath”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015. See “Recent Change in Auditor” below. This selection is subject to ratification or rejection by the stockholders of the Company.

Crowe Horwath has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Crowe Horwath will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF CROWE HORWATH, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following aggregate fees by Boulay PLLP (“Boulay”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014, were billed to the Company for work attributable to 2014 audit, tax and other services.

	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
Audit Fees	$216,391	$174,630
Audit-Related Fees	154,760	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	$371,151	$174,630

Services rendered by Boulay in connection with fees presented above were as follows:

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees. Tax fees include professional fees for tax compliance and tax advice.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above.

In the fiscal year 2014, the percentage of services designated for Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees that were approved by the audit committee were 58.3%, 41.7%, 0%, and 0%, respectively.

Recent Change in Auditor

As disclosed on our Current Report on Form 8-K filed by the Company on June 25, 2015, the Company informed Boulay that it was being dismissed as the Company’s independent auditors for the 2015 fiscal year on June 19, 2015. The Audit Committee subsequently appointed Crowe Horwath LLP Limited, an independent registered public accounting firm, as the Company’s independent auditors for the 2015 fiscal year on June 19, 2015.

The reports of Boulay on the Company’s financial statements for each of the two fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and in the subsequent interim period preceding Boulay’s dismissal, there were: (i) no disagreements with Boulay on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Boulay would have caused Boulay to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2014 and December 2013 and through the interim period preceding Boulay’s dismissal, the Company has not consulted Crowe Horwath regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K; and there was neither a written report nor oral advice provided to the Company by Crowe Horwath that Crowe

Horwath concluded was an important factor considered by the Company in reaching a decision as to any auditing or financial reporting issue.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Boulay the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. SAS No. 61, as amended, requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•         methods used to account for significant unusual transactions;

•         the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•         the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•         disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable Public Company Accounting Oversight Board rule regarding the independent accountant’s communications with audit committees concerning independence and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

The Audit Committee

Thomas Jones, Jr., Chairman
Trennis L. Jones
Martin Tuchman

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 4: ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting adjourned or postponed.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER BUSINESS

The Board knows of no other business that may properly be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, the persons named as proxies will vote in their discretion on any such matter. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

A stockholder who intends to present a proposal at the 2016 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Company at its address in Houston, Texas. Any such proposal must be received at least 120 days before the anniversary of the mailing of the prior year’s proxy material, unless the date of our 2016 Annual Meeting of Stockholders is changed by more than 30 days from August 11, 2016, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2016 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company, containing the information and other materials required by the Company’s bylaws, not less than 120 days or more than 150 days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting of Stockholders. For the Company’s 2016 Annual Meeting of Stockholders, the Company must receive such proposals or nominations and other information and materials between March 14, 2016 and April 13, 2016. If the date of the 2016 Annual Meeting of Stockholders is more than thirty (30) calendar days before or after August 11, 2016, stockholder proposals or director nominations and other information and materials must be so received not earlier than the 150th day before the date of such meeting and not later than the later of the 120th day before the date of such meeting and the tenth day following the day on which public announcement of the date of the 2016 Annual Meeting of Stockholders. Proposals and nominations must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of Princeton Investment Advisors and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

By Order of the Board

Gregory J. Cannella
Chief Financial Officer, Secretary and Treasurer
Houston, Texas
July 17, 2015

APPENDIX A

PRINCETON CAPITAL Corporation

ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

FIRST: The charter (the “Charter”) of Princeton Capital Corporation, a Maryland corporation (the “Corporation”), is hereby amended to provide that, immediately upon the Effective Time (as defined below), every ______ shares of the Corporation’s Common Stock, $0.001 par value per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time shall be combined into one issued and outstanding share of Common Stock, $0.____ par value per share (the “Reverse Stock Split”). Upon the Effective Time, no fractional shares of Common Stock will be or remain issued and each stockholder otherwise entitled to a fractional share shall be entitled to receive in lieu thereof cash in an amount equal to the product of the fraction of a share multiplied by the last reported sale price of the Common Stock on the OTC Bulletin Board, or such other primary exchange or quotation system on which the Common Stock is then listed or traded, on the day immediately preceding the Effective Date.

SECOND: The amendment to the charter of the Corporation as set forth herein has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by the Maryland General Corporation Law.

THIRD: There has been no increase in the authorized number of shares of stock of the Corporation effected by the amendment to the Charter as set forth above.

FOURTH: These Articles of Amendment shall become effective at _________ on _______________, 201___ (the “Effective Time”).

FIFTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its _________________________ and attested to by its _________________________ on this _____ day of ___________________, 201___.

ATTEST:	PRINCETON CAPITAL Corporation

By:
Name:		Name:
Title:		Title:

A-2

ANNUAL MEETING OF STOCKHOLDERS OF

PRINCETON CAPITAL CORPORATION

August 11, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19961/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230030300000000000 4 071115

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of each of the following persons (except as marked to the contrary) as a director, who will each serve as a director of the Company until the Company's 2018 annual meeting of stockholders and until his successor is duly elected and qualified.

NOMINEES:

- ☐ **FOR ALL NOMINEES** — ○ Alfred Jackson
- ☐ **WITHOLD AUTHORITY FOR ALL NOMINEES** — ○ Martin Tuchman
- ☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

5. To vote and represent the undersigned on any other matter that may properly come before the Meeting or any postponement or adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.